UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Bionomics Limited

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION

Dated October 9, 2024

200 Greenhill Road Eastwood, SA 5063 Australia [●], 2024

Proposed Re-domiciliation from Australia to Delaware — Your Vote is Very Important

The board of directors of Bionomics Limited, an Australian corporation (“Bionomics”), has approved and declared advisable a re-domiciliation (the “Re-domiciliation”) of Bionomics from Australia to Delaware via a scheme of arrangement (the “Scheme”) under Australian law. Accordingly, Bionomics has entered into a Scheme Implementation Agreement, dated October 1, 2024 (the “Agreement”), with Neuphoria Therapeutics Inc., a Delaware corporation (“Neuphoria”) that was recently established to effect the re-domiciliation.

Under the terms of the Agreement, Neuphoria will acquire 100% of the outstanding ordinary shares in Bionomics (the “Bionomics Shares”), including Bionomics Shares represented by American Depositary Shares, each of which represents 180 Bionomics Shares (“Bionomics ADSs”). The Agreement is subject to customary closing conditions, including approval of the Scheme by Bionomics shareholders and the Supreme Court of New South Wales or such other Australian court of competent jurisdiction (the “Court”).

If the Scheme is approved by Bionomics shareholders and the Court, then all outstanding Bionomics Shares will be transferred to Neuphoria and the holders of Bionomics Shares as of the record date for the Scheme (the “Record Date” and such holders, the “Scheme Participants”) will receive one share of common stock of Neuphoria (“Neuphoria Share”) for every 1,440 Bionomics Shares owned. Holders of Bionomics ADSs (“ADS Holders”) will receive one Neuphoria Share for every 8 Bionomics ADSs held. Upon completion of the Scheme, Bionomics will become a wholly owned subsidiary of Neuphoria, with Neuphoria becoming the successor issuer of Bionomics. It is anticipated that Neuphoria Shares will trade on Nasdaq under the ticker symbol “NEUP”.

Bionomics is sending you the accompanying proxy statement to ask you to attend a special meeting of Bionomics shareholders (the “Scheme Meeting”), or to vote your shares by proxy, to approve the Re-domiciliation pursuant to the Scheme and as contemplated by the Agreement.

Please note that, prior to July 1, 2024, Bionomics qualified as a “foreign private issuer” (as defined in Rule 405 under the U.S. Securities Act of 1933) and, as a result, was exempt from proxy solicitation requirements under the U.S. Securities Exchange Act of 1934. Since that date, Bionomics must report like a U.S. company while, as an Australian public company, still comply with reporting requirements under the Australian Corporations Act 2001. As a result, shareholders will receive both a proxy statement in compliance with the U.S Securities Exchange Act and a Scheme Booklet in compliance with the Australian Corporations Act. One reason for the proposed re-domiciliation is to avoid such duplication in the future.

After careful consideration, Bionomics’ board of directors has determined that it is advisable and in the best interests of Bionomics and its shareholders to approve the Re-domiciliation pursuant to the Scheme and recommends that you vote “FOR” the resolution approving the Scheme.

The accompanying proxy statement provides you with information about the Agreement, the Scheme and the Scheme Meeting. Bionomics encourages you to read the proxy statement carefully. You may also obtain more information about Bionomics from documents that Bionomics has filed with the Securities and Exchange Commission as described under the section captioned “Where You Can Find More Information” in this proxy statement.

Your Vote is Important. The Re-domiciliation cannot be completed unless the resolution to approve the Scheme is approved by the affirmative vote of (i) a majority in number (more than 50%) of Bionomics shareholders who are present and voting at the Scheme Meeting, by person or by proxy, and (ii) at least 75% of the votes cast at the Scheme Meeting. Accordingly, whether or not you plan to attend the Scheme Meeting, Bionomics urges you to submit your proxy vote via the Internet, facsimile or mail as soon as possible to ensure your shares are represented. For additional instructions on attending the Scheme Meeting or voting your shares, please refer to the section titled “Questions and Answers About the Scheme Meeting” in the accompanying proxy statement. Returning the proxy does not deprive you of your right to attend the Scheme Meeting and to vote your shares at the Scheme Meeting.

Sincerely,

[signature]

Alan Fisher
Chair of the Board of Bionomics Limited

The proxy statement is dated [●] 2024 and, together with the accompanying proxy card, is first being mailed or otherwise distributed to shareholders of Bionomics on or about [●] 2024.

Notice of Meeting of Shareholders
to be held on [●], 2024

[●], 2024

To our Shareholders:

Notice is hereby given that a meeting of shareholders (the “Scheme Meeting”) of Bionomics Limited, an Australian corporation (“Bionomics,” “our,” “we” or “us”), will be held as a “virtual meeting” via live audio webcast on 4:30 p.m. New York time on [●], 2024 (8:30 a.m. Sydney time on [●], 2024) to consider and vote upon the proposed re-domiciliation of Bionomics from Australia to Delaware via a Scheme of Arrangement under Australian law, as more fully described in the accompanying proxy statement.

Our Board has fixed 5:00 p.m. Sydney time on [●], 2024 (the “Voting Entitlement Date”) as the date for determination of shareholders entitled to notice and to vote at the Scheme Meeting. Holders of our ordinary shares are entitled to vote at the Scheme Meeting. This notice, the proxy statement and proxy card will be first sent or made available to shareholders on or around [●], 2024.

Please note that, prior to July 1, 2024, Bionomics qualified as a “foreign private issuer” (as defined in Rule 405 under the U.S. Securities Act of 1933) and, as a result, was exempt from proxy solicitation requirements under the U.S. Securities Exchange Act of 1934. Since that date, Bionomics must report like a U.S. company while, as an Australian public company, still comply with reporting and other requirements under the Australian Corporations Act 2001. As a result, shareholders will receive both a proxy statement in compliance with the U.S Securities Exchange Act and a Scheme Booklet in compliance with the Australian Corporations Act. Bionomics filed the Scheme Booklet as an exhibit to a Form 8-K with the U.S. Securities and Exchange Commission on October [●], 2024. The Scheme Booklet is incorporated by reference into the proxy statement.

You will be able to attend the Scheme Meeting via live audio webcast by visiting Bionomics’ virtual meeting website at https://meetnow.global/MCKR7AV. Further instructions on how to attend and participate in the Scheme Meeting via the Internet are available at www.computershare.com.au/virtualmeetingguide.

Your vote is important. Whether or not you plan to attend the Scheme Meeting, please vote your shares by promptly completing, signing and returning the enclosed proxy card using the enclosed envelope. You may also vote your shares on the Internet in accordance with the instructions on the proxy card. Any shareholder attending the Scheme Meeting may vote in person, even if you have already returned a proxy card or voting instruction card.

Instructions on the different ways to vote are found on the enclosed proxy card or voting instruction form. Please vote each and every proxy card or voting instruction form you receive. You may revoke your proxy at any time before it is voted at the Scheme Meeting by following the procedures set forth in the accompanying proxy statement or voting instruction form, as applicable.

Holders of Bionomics ADSs, as at the Voting Entitlement Date, must instruct Citibank, N.A., acting as depositary (“Depositary”), how to vote the number of deposited Bionomics Shares their ADSs represent. See the section captioned “The Scheme Meeting - ADS Holders” in this proxy statement for further details.

Bionomics’ board of directors has determined that it is advisable and in the best interests of Bionomics and its shareholders to consummate the re-domiciliation pursuant to the Scheme and recommends that you vote “FOR” the resolution to be considered and voted upon at the Scheme Meeting.

By order of the Board of Directors

By:
Rajeev Chandra
Company Secretary

i

SUMMARY

The following summary highlights selected information contained elsewhere in this proxy statement and may not contain all the information that may be important to you. Accordingly, you are urged to read carefully this entire proxy statement, the information incorporated by reference and the other documents to which this proxy statement refers you in order for you to understand the matters being considered at the Scheme Meeting.

The Companies

Bionomics

Bionomics is an Australian corporation. It is a clinical-stage biotechnology company developing novel, potential first-in-class, allosteric ion channel modulators to treat patients suffering from serious central nervous system (“CNS”) disorders with high unmet medical need. Bionomics is advancing its lead drug candidate, BNC210, an oral, proprietary, selective negative allosteric modulator of the α7 nicotinic acetylcholine receptor, for the acute treatment of Social Anxiety Disorder and chronic treatment of Post-Traumatic Stress Disorder (“PTSD”).

Bionomics’ ADSs have been trading Nasdaq Global Market (Nasdaq: BNOX) since 2021 and its ordinary shares ceased trading on the Australian Securities Exchange in August 2023.

Neuphoria

Neuphoria was recently incorporated in Delaware for purposes of re-domiciling our company to Delaware. Upon implementation of the Scheme, Neuphoria would become the successor issuer to Bionomics and the Neuphoria Shares would be listed on Nasdaq, replacing the Bionomics ADSs.

Meeting of Bionomics Shareholders

Purpose of the Scheme Meeting

Bionomics shareholders are being asked to consider and vote upon a resolution to approve the re-domiciliation of Bionomics from Australia to Delaware via a Scheme of Arrangement under Australian law.

If the Scheme is approved by Bionomics shareholders and an Australian court, then all shareholders of Bionomics will receive a proportionate number of shares of common stock in Neuphoria, which would become the successor issuer to Bionomics and the Neuphoria shares would be listed on Nasdaq, replacing the ADSs of Bionomics.

Date of the Scheme Meeting

The Bionomics shareholder vote will take place at the Scheme Meeting to be held virtually 4:30 p.m. New York time on [●], 2024 (8:30 a.m. Sydney time on [●], 2024). The Scheme Meeting can be accessed by visiting https://meetnow.global/MCKR7AV.

Voting Entitlement Date for the Scheme Meeting

You can vote at the Scheme Meeting all the shares of Bionomics you held of record as of 5:00 p.m. Sydney time on [●], 2024, which is the Voting Entitlement Date.

ADS Holders

ADS Holders as at the Voting Entitlement Date may instruct Citibank, N.A., acting as depositary (“Depositary”), how to vote the number of deposited Bionomics Shares their ADSs represent.

The Depositary will notify ADS Holders of the Scheme Meeting and will send or make voting materials available. Those materials will describe the matters to be voted on at the Scheme Meeting and explain how ADS Holders may instruct the Depositary how to vote. For instructions to be valid, they must reach the Depositary by a date set by the Depositary. ADS Holders that hold Bionomics ADSs through brokers or other securities intermediaries will receive notice and must give their instructions through their securities intermediaries. See the section captioned “The Scheme Meeting - ADS Holders” in this proxy statement for further details.

Recommendation of Bionomics’ Board of Directors

Bionomics’ board of directors unanimously recommends that you vote “FOR” the resolution to approve the Scheme.

QUESTIONS AND ANSWERS ABOUT THE SCHEME MEETING

The following questions and answers are intended to briefly address some questions that you, as a Bionomics shareholder, may have regarding the Scheme and the Scheme Meeting. These questions and answers may not address all questions that may be important to you as a Bionomics shareholder and is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully, the documents incorporated by reference and the other documents to which this proxy statement refers you. You may obtain the information incorporated by reference into this proxy statement without charge by following the instructions under the section entitled “Where You Can Find More Information” in this proxy statement.

Q:	Why am I receiving this proxy statement?

A:	You are receiving this proxy statement because Bionomics is proposing to re-domicile from Australia to Delaware via a scheme of arrangement under Australian law, which requires the approval of shareholders of Bionomics.

Prior to July 1, 2024, Bionomics qualified as a “foreign private issuer” (as defined in Rule 405 under the U.S. Securities Act of 1933) and, as a result, was exempt from proxy solicitation requirements under the U.S. Securities Exchange Act of 1934. Since that date, Bionomics must report like a U.S. company while, as an Australian public company, still complying with reporting requirements under the Australian Corporations Act 2001. As a result, shareholders are receiving both this proxy statement in compliance with the U.S Securities Exchange Act and a Scheme Booklet in compliance with the Australian Corporations Act. One reason for the proposed re-domiciliation is to avoid such duplication in the future

Bionomics filed the Scheme Booklet as an exhibit to a Form 8-K with the U.S. Securities and Exchange Commission on October [●], 2024. The Scheme Booklet is incorporated by reference into this proxy statement. Attached as Annexure B to the Scheme Booklet is the scheme of arrangement between Bionomics and its shareholders who participate in the Scheme.

Bionomics will hold the Scheme Meeting to obtain the required approval of its shareholders.

This proxy statement contains important information about the Scheme and the resolution being voted on at the Scheme Meeting, and you should read it carefully.

Your vote is important. Bionomics encourages you to vote as soon as possible.

Q:	What is an “Ineligible Foreign Shareholder”?

A:

A Bionomics shareholder will be an “Ineligible Foreign Shareholder” for the purposes of the Scheme if, on the Record Date, such shareholder’s address on Bionomics’ share register is a place outside Australia, Canada, European Union (excluding Austria), Hong Kong, Jersey, Kazakhstan, Mexico, New Zealand, Norway, Singapore, South Africa, South Korea, Switzerland, the United Kingdom or the United States (unless otherwise agreed by Bionomics and Neuphoria, each acting reasonably).

As part of the Scheme, Ineligible Foreign Shareholders will automatically have the Neuphoria Shares that would otherwise been entitled to receive under the Scheme sold via the Sale Facility (as discussed below) and they will receive their pro rata share of the net cash proceeds.

Q:	What is a “Small Parcel Holder”?

A:

Shareholders who hold fewer than 200,000 Bionomics Shares (which, as of the date of this proxy statement, have a value of less than US$350) on the Record Date will be regarded as Small Parcel Holders. Only holders of Bionomics Shares, and not ADSs, can be viewed as Small Parcel Holders.

As part of the Scheme, Small Parcel Holders will automatically have their Neuphoria Shares participate in the “Sale Facility” unless they opt out. Small Parcel Holders who do not opt out are “Non-Electing Small Parcel Holders”. “Sale Facility” means the facility to be made available to Ineligible Overseas Shareholders and Non-Electing Small Parcel Holders, under which their Scheme Consideration (ie, Neuphoria Shares) will be sold on their behalf by a U.S. broker acting as “sale agent” and their pro rata share of the net proceeds from the sale will be remitted to them.

Small Parcel Holders may elect to opt out of participating in the Sale Facility and retain their ownership interest in Neuphoria. Small Parcel Holders who opt out are “Electing Small Parcel Holders” and they will be issued the Scheme Consideration (ie, Neuphoria Shares).

Small Parcel Holders who wish to opt out from participation in the Sale Facility can do so by completing and returning the Small Parcel Holder Election Form provided to registered Shareholders in accordance with the instructions on that form, such that it is received by Bionomics’ share registry by 5:00 p.m. Sydney time on the day that is two business days prior to the Record Date.

Q:	What will I receive in the Scheme?

A:

If the Scheme becomes effective on the terms and subject to the conditions set forth in the Agreement and the Scheme, then upon implementation of the Scheme each outstanding Bionomics Share will be transferred to Neuphoria and each Scheme Participant will be entitled to receive one Neuphoria Share for every 1,440 Bionomics Shares owned. Given each ADS represents 180 Bionomics Shares, ADS Holders will receive one Neuphoria Share for every 8 Bionomics ADSs.

Ineligible Foreign Shareholders and Non-Electing Small Parcel Holders will receive their pro rata share of the net cash proceeds from the sale (via the Sale Facility) of the Neuphoria Shares that they would have been entitled to receive had they qualified as Scheme Participants.

Q:	When and where will Bionomics hold its Scheme Meeting?

A:	The virtual Scheme Meeting will be conducted on the internet via live webcast at https://meetnow.global/MCKR7AV.

Q:	Who is entitled to vote at the Scheme Meeting?

A:	Holders of Bionomics Shares as of 5:00 p.m. Sydney time on the Voting Entitlement Date may vote at the Scheme Meeting. Each Bionomics Share is entitled to one vote on each proposal.

ADS Holders. ADS Holders, as of the Voting Entitlement Date, must instruct the Depositary how to vote the number of deposited Bionomics Shares their ADSs represent. See the section captioned “The Scheme Meeting - ADS Holders” in this proxy statement for further details.

Registered Shareholders. If, as of the Voting Entitlement Date, ordinary shares of Bionomics are registered directly in your name with Bionomics’ share registry, you are considered the shareholder of record with respect to those shares, and the proxy solicitation materials were provided to you directly by Bionomics. As the shareholder of record, you have the right to grant your voting proxy directly to the individual listed on the proxy card or to vote live at the Scheme Meeting. Throughout this proxy statement, these registered shareholders are referred to as “shareholders of record.”

Street Name Shareholders of ordinary shares. If, as of the Voting Entitlement Date, ordinary shares of Bionomics are held on your behalf in a brokerage account or by a broker, bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,” and Bionomics’ proxy solicitation materials were forwarded to you by your broker, bank or other nominee, who is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares. You are also invited to attend the Scheme Meeting and vote your ordinary shares of Bionomics live by following the voting instructions provided by your broker, bank or other nominee on your proxy solicitation materials or the instructions that accompanied your proxy materials to attend the Scheme Meeting. If you request a printed copy of the proxy materials by mail, your broker, bank or other nominee will provide a voting instruction form for you to use. Throughout this proxy statement, shareholders who hold their shares through a broker, bank or other nominee are referred to as “street name shareholders.”

Q:	What do I need to do to attend and participate in the Scheme Meeting?

A:	The Scheme Meeting will be held in a virtual format only. Shareholders of record and street name shareholders with a legal proxy from their broker, bank or other nominee will be able to attend the Scheme Meeting by visiting https://meetnow.global/MCKR7AV, which will allow such shareholders to vote shares electronically at the meeting.

To participate in the Scheme Meeting, you will need the control number included on your proxy card or the instructions that accompanied your proxy materials to attend the Scheme Meeting. The Scheme Meeting webcast will begin promptly 4:30 p.m. New York time on [●], 2024 (8:30 a.m. Sydney time on [●], 2024). Bionomics encourages you to access the meeting prior to the start time. Online check-in will begin 1 hour prior to the start of the meeting and you should allow ample time for the check-in procedures.

Q:	What if during the check-in time or during the meeting I have technical difficulties or trouble accessing the virtual Scheme Meeting?

A:	If you encounter any technical difficulties accessing the virtual Scheme Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting login page for assistance. Technical support will be available beginning approximately 1 hour prior to the start of the Scheme Meeting through its conclusion.

Additional information regarding matters addressing technical and logistical issues, including technical support during the Scheme Meeting, will be available at www.computershare.com.au/virtualmeetingguide.

Q:	What matters am I voting on at the Scheme Meeting?

A:	At the Scheme Meeting, Bionomics shareholders will be asked to consider and vote on the Scheme to re-domicile Bionomics from Australia to Delaware.

Q:	How does Bionomics’ board of directors recommend that I vote on the resolution?

A:	Bionomics’ board of directors unanimously recommends that you vote “FOR” the resolution to approve the Scheme.

Q:	What constitutes a quorum for the Scheme Meeting?

A:	A quorum is the minimum number of shares required to be present at the Scheme Meeting to properly hold a Scheme Meeting of shareholders and conduct business. As Bionomics is subject to Nasdaq’s corporate governance standards, the applicable quorum for a meeting is 33 1/3 % of the outstanding shares of the company.

Q:	What vote by the Bionomics shareholders is required to approve the Scheme?

A:	Approval of the Scheme will require the affirmative vote of (i) a majority in number (more than 50%) of Bionomics Shareholders who are present and voting at the Scheme Meeting, by person or by proxy, and (ii) at least 75% of the votes cast at the Scheme Meeting. An abstention from voting will count as neither a vote for nor against the Scheme.

Q:	Why is my vote important?

A:	In order to complete the Scheme, Bionomics shareholders must approve the Scheme. Completion will also require approval by the Court following the Scheme Meeting.

Q:	Will the Neuphoria Shares and be traded on an exchange?

A:	It is a condition to the completion of the Scheme that the shares of Neuphoria common stock to be issued or issuable in the Scheme be approved for listing on Nasdaq.

Accordingly, Neuphoria has agreed to obtain listing approval from Nasdaq for its shares of common stock to be issued or issuable in the Scheme.

Q:	What are Bionomics’ reasons for proposing the Scheme and entering into the Agreement?

A:	Bionomics’ board of directors concluded that there are significant potential benefits in the Re-domiciliation via the Scheme, including increasing alignment with leading industry peers, increasing attractiveness to U.S. investors and reducing compliance costs, that outweigh the uncertainties, risks and potentially negative factors relevant to the Scheme. For a more detailed discussion of the reasoning of Bionomics’ board of directors, please see section 4.1 of the Scheme Booklet, which is attached as Exhibit [●] to our Form 8-K filed on October [●], 2024 and which is herein incorporated by reference.

Q:	What is a scheme of arrangement?

A:	A scheme of arrangement is a statutory procedure under Part 5.1 of the Australian Corporations Act that allows Australian companies, with shareholder and court approval, to carry out transactions that become binding on all shareholders by operation of law. The scheme of arrangement that is being proposed by Bionomics will allow Neuphoria to acquire all the outstanding Bionomics Shares.

Q:	What do I need to do now?

A:	You should read this proxy statement (including documents to which this proxy statement refers you to) carefully to consider how the Scheme affects you. After you read this proxy statement, you should return your completed, signed and dated proxy card by mail or facsimile or submit your voting instructions through the Internet as soon as possible so that your ordinary shares of Bionomics will be voted in accordance with your instructions or, if you are a Street name shareholder, then you should communicate your voting decisions to your bank, broker, or other similar organization before the date of the Scheme Meeting.

Q:	How do I vote if I am a registered shareholder?

A:	Through the Internet. All registered shareholders can vote through the internet, at the web address provided and by using the procedures and instructions described on the notice or proxy card. The internet voting procedures are designed to authenticate shareholders’ identities, to allow shareholders to vote their shares, and to confirm that their instructions have been recorded properly.

By Written Proxy. All registered shareholders who received paper copies of our proxy materials can also vote by written proxy card. If you are a registered shareholder and receive a notice, you may request a written proxy card by following the instructions included in the notice. If you sign and return your proxy card but do not mark any selections giving specific voting instructions, your shares represented by that proxy will be voted as recommended by the Bionomics board. Completed proxy forms can be sent as provided in the section “Scheme Meeting – How to Vote”.

During the Scheme Meeting. All registered shareholders may vote online during the Scheme Meeting at https://meetnow.global/MCKR7AV. Voting electronically online during the Scheme Meeting will replace any previous votes. Further instructions on how to attend and participate in the Scheme Meeting via the Internet are available at www.computershare.com.au/virtualmeetingguide.

Through the Depositary. ADS Holders must instruct the Depositary how to vote the number of deposited Bionomics Shares their ADSs represent. See the section captioned “The Scheme Meeting - ADS Holders” in this proxy statement for further details.

Q:	How do I vote if I am a beneficial owner of shares?

A:	Your broker is not permitted to vote on your behalf on “non-routine” matters, unless you provide specific instructions by completing and returning the voting instruction card from your bank, broker, or other similar organization or by following the instructions provided to you for voting your shares via the internet. For the Scheme Meeting, no proposal is considered to be a routine matter. For your vote to be counted, you will need to communicate your voting decisions to your bank, broker, or other similar organization before the date of the Scheme Meeting.

Q:	Can I change my vote or revoke my proxy?

A:	There are several ways in which you may revoke your proxy or change your voting instructions before the time of voting at the Scheme Meeting:

●	vote again at the internet website;

●	transmit a revised proxy card that is dated later than the prior one; or

●	vote online during the Scheme Meeting.

The latest-dated, timely, properly completed proxy that you submit, whether by facsimile or the internet, will count as your vote. If a vote has been recorded for your shares and you subsequently submit a proxy card that is not properly signed and dated, then the previously recorded vote will stand. Voting online during the Scheme Meeting will replace any previous votes.

Q:	What happens if I sell my Bionomics Shares before the Scheme Meeting?

A:	The Voting Entitlement Date is earlier than the date of the Scheme Meeting. If you sell or otherwise transfer your Bionomics Shares after the Voting Entitlement Date, but before the date of the Scheme Meeting, you will retain your right to vote at the Scheme Meeting unless special arrangements are made between you and the person to whom you transfer your shares.

Q:	Who will solicit and pay the cost of soliciting proxies?

A:	Bionomics does not expect to engage any person to assist in the solicitation of proxies for the Scheme Meeting. Bionomics will, however, reimburse brokerage firms and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for sending proxy materials to shareholders and obtaining their votes. Our employees may also solicit proxies for no additional compensation.

Q:	What is the effect of giving a proxy?

A:	Proxies are solicited by and on behalf of Bionomics’ board of directors. The Chair of the Scheme Meeting has been designated as the proxy holder by Bionomics’ board of directors. When proxies are properly dated, executed, and returned, the shares represented by such proxies will be voted at the Scheme Meeting in accordance with the instructions of the shareholder. For shareholders of record, if no specific instructions are given, however, the shares will be voted in accordance with the recommendation of Bionomics’ board of directors as described above.

Q:	Where can I find the voting results of the Scheme Meeting?

A:	Within four business days following certification of the final voting results, Bionomics intends to file the final voting results of the Scheme Meeting with the SEC in a Current Report on Form 8-K. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Scheme Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to the Current Report on Form 8-K as soon as they become available.

Q:	Am I entitled to appraisal rights?

A:	No. Under Australian law, holders of ordinary shares of Bionomics are not entitled to appraisal rights in connection with the Scheme.

Q:	Is completion of the Scheme subject to any conditions?

A:	Yes. Bionomics and Neuphoria are not required to complete the Scheme unless a number of conditions are satisfied or waived, including receipt of the required approvals from the Bionomics shareholders and the Court.

Q:	When is the Scheme expected to be completed?

A:	The Scheme is expected to be completed in December 2024, subject to the satisfaction or waiver of the various closing conditions set forth in the Agreement. In order for the Scheme to be completed, it must first become effective. To become effective, it must be approved by the Court. Bionomics will apply to the Court for an order approving the Scheme if the Scheme is first approved by the requisite majority of Bionomics shareholders at the Scheme Meeting and all other conditions precedent to the Scheme (other than approval of the Court) have been satisfied or waived. Such application is expected to occur after the Scheme Meeting. The Court will approve the Scheme on the Second Court Date only if it is satisfied, among other things, that the Scheme and its terms and conditions are procedurally and substantively fair and reasonable to all persons who are entitled to receive the Scheme Consideration (ie, Neuphoria Shares) pursuant to the Scheme.

If the Court approves the Scheme at the Second Court Date, Bionomics will lodge a copy of the Court’s orders with the Australian Securities and Investments Commission under Section 411(10) of the Australian Corporations Act. On such date, the Scheme will become effective. This is expected to occur on, or on the business day after, the date on which the Court issues orders approving the Scheme.

It is expected that trading of Bionomics ADSs on Nasdaq will be suspended from the implementation date of the Scheme.

Q:	What happens if the Scheme is not completed?

A:	If the Scheme is not completed, then Bionomics would not be acquired by Neuphoria and Bionomics shareholders would not receive Neuphoria Shares. Bionomics ordinary shares, in the form of ADSs, would remain listed on Nasdaq.

Q:	Are there any risks in the Scheme that I should consider?

A:	Yes. There are risks associated with all business combinations, including the Scheme. These risks are discussed in section 10 of the Scheme Booklet, which is attached as Exhibit [●] to our Form 8-K filed on October [●], 2024 and which is herein incorporated by reference.

Q:	Who can help answer my questions?

A:	The information provided above in the question-and-answer format is for your convenience only and is merely a summary of some of the information in this proxy statement. You should carefully read the entire proxy statement, including documents incorporated by reference.

THE SCHEME MEETING

Date, Time, and Location

Date and Time: The Scheme Meeting will be held at 4:30 p.m. New York time on [●], 2024 (8:30 a.m. Sydney time on [●], 2024).

Location: The Scheme Meeting will be a completely virtual meeting. You can attend the Scheme Meeting by visiting https://meetnow.global/MCKR7AV, where you will be able to listen to the meeting live and vote your shares online during the meeting.

The Scheme Meeting webcast will begin promptly at the time set forth above. Bionomics encourages you to access the meeting prior to the start time. Online check-in will begin 1 hour prior to the start of the Scheme Meeting and you should allow ample time for the check-in procedures. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the telephone number displayed on the log-in page at www.computershare.com.au/virtualmeetingguide.

Purpose

Bionomics shareholders are being asked to consider and vote upon a resolution to approve the re-domiciliation of Bionomics from Australia to Delaware via a scheme of arrangement under Australian law.

More specifically, the purpose of the Scheme Meeting is to consider and vote on the following resolution in accordance with section 411(4)(a)(ii) of the Australian Corporations Act:

(a)	the Scheme of Arrangement proposed between Bionomics and the holders of its fully paid ordinary shares is approved (with or without any modifications, alterations or conditions agreed in writing between Bionomics and Neuphoria and approved by the Court or any modifications, alterations or conditions as thought just by the Court to which Bionomics and Neuphoria agree in writing); and

(b)	the directors of Bionomics are authorised, subject to the terms of the Scheme Implementation Agreement:

(i)	to agree to any modifications, alterations or conditions with Neuphoria;

(ii)	to agree to any modifications, alterations or conditions as are thought just by the Court; and

(iii)	subject to approval of the Scheme of Arrangement by the Court, to implement the Scheme of Arrangement with any such modifications, alterations or conditions.

The approval of the Scheme is a condition to closing under the Agreement. If Bionomics shareholders do not approve the Scheme, then the Scheme will not occur. A copy of the Agreement is attached as Exhibit 2.1 to a Current Report on Form 8-K that Bionomics filed with the SEC on October 2, 2024 and you are encouraged to read in its entirety. For a more detailed discussion of the conditions that must be satisfied or waived prior to the completion of the Scheme, see the section entitled “The Agreement, Scheme and Deed Poll—Conditions Precedent to the Scheme” in this proxy statement.

Recommendation of Bionomics’ Board of Directors

After determining that it is advisable and in the best interests of Bionomics, the Bionomics’ board of directors approved and declared advisable a re-domiciliation (the “Re-domiciliation”) of Bionomics from Australia to Delaware via the Scheme under Australian law. Accordingly, Bionomics’ board of directors unanimously recommends that Bionomics shareholders vote “FOR” approval of the Scheme. For a discussion of the reasoning of Bionomics’ board of directors (including potential reasons to consider voting against the Scheme), please see sections 4.1, 4.2 and 4.3 of the Scheme Booklet, which is attached as Exhibit [●] to our Form 8-K filed on October [●], 2024 and which is herein incorporated by reference.

Voting Entitlement Date; Outstanding Shares; Shares Entitled to Vote

Holders of Bionomics common stock as of 5:00 p.m. Sydney time on [●], 2024, the Voting Entitlement Date, may vote at the Scheme Meeting. As of the Voting Entitlement Date, there were 3,117,662,864 ordinary shares of Bionomics outstanding. Each ordinary share of Bionomics is entitled to one vote on each proposal. Bionomics’ is the only security the holders of which are entitled to notice of, and to vote at, the Scheme Meeting.

If, as of the Voting Entitlement Date, ordinary shares of Bionomics are registered directly in your name with Bionomics’ transfer agent, you are considered the shareholder of record with respect to those shares, and as the shareholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote live at the Scheme Meeting.

If, as of the Voting Entitlement Date, ordinary shares of Bionomics are held on your behalf in a brokerage account or by a broker, bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name.” As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares. If you request a printed copy of the proxy materials by mail, your broker, bank or other nominee will provide a voting instruction form for you to use.

ADS Holders

ADS Holders as at the Voting Entitlement Date may instruct the Depositary how to vote the number of deposited Bionomics Shares that their Bionomics ADSs represent. The Depositary will notify registered ADS Holders of the Scheme Meeting and will send or make voting materials available to ADS Holders. Those materials will describe the matters to be voted on at the Scheme Meeting and explain how ADS Holders may instruct the Depositary how to vote. ADS Holders that hold Bionomics ADSs through brokers or other securities intermediaries will receive notice and must give their instructions through their securities intermediaries. For instructions to be valid, they must reach the Depositary by a date set by the Depositary. The Depositary will try, as far as practicable, subject to applicable laws and Bionomics’ constitution, to vote or to have its agent vote the deposited Bionomics Shares as instructed by ADS Holders. In any event, the Depositary will not exercise any discretion in voting deposited Bionomics Shares and will only vote as instructed.

Except by instructing the Depositary as described above, ADS Holders will not be able to exercise voting rights directly unless they surrender their Bionomics ADSs, withdraw their underlying Bionomics Shares and arrange to receive those Bionomics Shares into their securities account in Australia (which is a process that typically takes one or two Business Days to complete). If ADS Holders wish to do this, but do not have a securities account in Australia, then they should contact their financial intermediary to make appropriate arrangements to receive the underlying Bionomics Shares before the Voting Entitlement Date.

Quorum

A quorum is the minimum number of shares required to be present at the Scheme Meeting to properly hold a Scheme Meeting of shareholders and conduct business. As Bionomics is subject to Nasdaq’s corporate governance standards, the applicable quorum for a meeting is 33 1/3 % of the outstanding shares of the company.

Required Vote

Assuming a quorum is present, approval of the Scheme will require the affirmative vote of (i) a majority in number (more than 50%) of Bionomics Shareholders who are present and voting at the Scheme Meeting, by person or by proxy, and (ii) at least 75% of the votes cast at the Scheme Meeting.

Voting by Proxy

This proxy statement is being sent to you on behalf of Bionomics’ board of directors for the purpose of requesting that you allow your ordinary shares of Bionomics to be represented at the Scheme Meeting by the persons named in the enclosed proxy card. All ordinary shares of Bionomics represented at the Scheme Meeting by properly executed proxy cards, voted over the Internet or facsimile will be voted in accordance with the instructions indicated on those proxies.

If you sign and return a proxy card without giving voting instructions, your shares may be voted by your proxy in their discretion. If your proxy is the Chair of the meeting (either expressly or by default of an alternative named appointment), your shares will be voted “FOR” approval of the Scheme.

How to Vote

If you are a registered shareholder, there are three ways to vote:

●	Through the Internet. All registered shareholders can vote through the internet, at the web address provided and by using the procedures and instructions described on the notice or proxy card. The internet voting procedures are designed to authenticate shareholders’ identities, to allow shareholders to vote their shares, and to confirm that their instructions have been recorded properly.

●	By Written Proxy. All registered shareholders who received paper copies of our proxy materials can also vote by written proxy card. If you are a registered shareholder and receive a notice, you may request a written proxy card by following the instructions included in the notice. If you sign and return your proxy card but do not mark any selections giving specific voting instructions, your shares represented by that proxy may be voted by your proxy in their discretion. If your proxy is the Chair of the meeting (either expressly or by default of an alternative named appointment), your shares will be voted as recommended by Bionomics’ board of directors. Completed proxy forms can be sent as provided below.

For Shareholders holding Bionomics Shares on the Australian principal share register:

●	by mail to Computershare Investor Services Pty Limited, GPO Box 242, Melbourne, VIC 3001, Australia;

●	by facsimile to Computershare Investor Services Pty Limited from within Australia on 1800 783 447 and from outside Australia on +61 3 9473 2555;

●	online, by visiting www.investorvote.com.au and following the instructions on the website; or

●	for Intermediary Online subscribers only (custodians), please visit www.intermediaryonline.com to submit your voting intentions.

For Shareholders holding Bionomics Shares on Bionomics’ U.S. branch share register, by mail to:

Computershare Trust Company, N.A.

PO Box 43101
Providence, RI 02940-5067
USA

●	During the Scheme Meeting. All registered shareholders may vote online during the Scheme Meeting at https://meetnow.global/MCKR7AV. Voting electronically online during the Scheme Meeting will replace any previous votes.

Whether or not you plan to attend and participate in the meeting, Bionomics encourages you to vote by proxy as soon as possible before the Scheme Meeting. Your shares will be voted in accordance with your instructions.

If you are a street name shareholder, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to direct your broker, bank or other nominee on how to vote your shares. Street name shareholders should generally be able to vote by returning a voting instruction form and may be able to vote on the Internet, depending on the voting process of your broker, bank or other nominee. If you are a street name shareholder, you may not vote your shares live at the virtual Scheme Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

Revoking Your Proxy

If you are a shareholder of record, you can change your vote or revoke your proxy any time before the Scheme Meeting by:

●	voting again at the Internet website; or

●	transmitting a revised proxy card or voting instruction card that is dated later than the prior one.

Registered shareholders may notify Bionomics’ Secretary in writing that a prior proxy is revoked.

If you are a street name shareholder, your broker, bank or other nominee can provide you with instructions on how to change or revoke your vote.

The latest-dated, timely, properly completed proxy that you submit, whether by mail, facsimile or the Internet, will count as your vote. If a vote has been recorded for your shares and you subsequently submit a proxy card that is not properly signed and dated, then the previously recorded vote will stand. Voting online during the Scheme Meeting will replace any previous votes.

Solicitation of Proxies

Bionomics is soliciting proxies for the Scheme Meeting from Bionomics shareholders. Bionomics pays the cost of soliciting proxies. Bionomics will reimburse brokerage firms and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for sending proxy materials to shareholders and obtaining their votes. Our employees may also solicit proxies for no additional compensation.

A list of Bionomics shareholders entitled to vote at the Scheme Meeting is expected to available online during the Scheme Meeting.

Other Business

Bionomics does not expect that any matter other than the resolution listed above will be brought before the Scheme Meeting. If, however, other matters are properly brought before the Scheme Meeting, or any adjournment or postponement of the Scheme Meeting, the persons named as proxies will vote in accordance with their judgment.

RE-DOMICILIATION VIA THE SCHEME OF ARRANGEMENT

The following discussion contains important information relating to the Scheme. You are urged to read this discussion together with the Agreement and related documents attached as annexes to this proxy statement and incorporated herein by reference before voting on the Scheme.

Structure of the Scheme

Bionomics proposes to re-domicile from Australia to Delaware via a scheme of arrangement under Australian law, pursuant to which Neuphoria will acquire all the outstanding Bionomics Shares and Bionomics will thereby become a wholly owned subsidiary of Neuphoria. The scheme of arrangement must be submitted for approval by Bionomics shareholders and the Court.

Subject to the terms and conditions set forth in the Agreement, upon implementation of the Scheme, all issued and outstanding Bionomics Shares will be transferred to Neuphoria, and the Scheme Participants will have the right to receive, one Neuphoria Share for every 1,440 Bionomics Share (except that, Ineligible Foreign Shareholders and Non-Electing Small Parcel Holders will receive their pro rata share of the net cash proceeds by the Sale Nominee of the Neuphoria Shares such Ineligible Foreign Shareholders and Non-Electing Small Parcel Holders would have been entitled to receive), and the ADS Holders will receive one Neuphoria Share for every 8 Bionomics ADSs.

The Scheme is expected to be completed in December 2024 subject to satisfaction or waiver of the various closing conditions set forth in the Agreement. See the section captioned “The Agreement, Scheme and Deed Poll—Conditions Precedent to the Scheme” in this proxy statement for more information regarding the conditions to closing the Scheme.

Background of the Scheme

The following chronology summarizes certain key events and contacts that preceded signing of the Agreement. It does not purport to catalogue every conversation or other action of or among the Bionomics board of directors, members of Bionomics management, Bionomics’ representatives, the Bionomics board of directors, members of Bionomics management, Bionomics’ representatives and other parties.

-	On June 17, 2024, the Board of Bionomics considered and agreed to begin the process of re-domiciliation from Australia to Delaware via a scheme of arrangement under Australian law.

-	On July 1, 2024, Neuphoria was incorporated under the laws of Delaware.

-	On September 20, 2024, the Board of Bionomics met to consider the Scheme.

-	On October 1, 2024, the Board of Bionomics approved the Scheme and directed that it be submitted to shareholders and an Australian court for approval in accordance with the Australian Corporations Act.

-	On October 1, 2024, officers of each of Bionomics and Neuphoria executed the Scheme Implementation Agreement.

-	On October [●], 2024, the Court approved the holding of the Scheme Meeting.

Bionomics’ Reasons for the Scheme

In reaching its determination that it is advisable and in the best interests of Bionomics and its shareholders to complete the Scheme as contemplated by the Agreement and to recommend that Bionomics shareholders vote “FOR” the resolution to approve the Scheme. Bionomics’ board of directors consulted and received advice from its external financial and legal advisers and from Bionomics’ management.

For reasons to vote in favor of the Scheme, please see section 4.1 of the Scheme Booklet, which is attached as Exhibit [●] to our Form 8-K filed on October [●], 2024 and which is herein incorporated by reference.

For potential reasons to vote against the Scheme, please see section 4.2 of the Scheme Booklet, which is attached as Exhibit [●] to our Form 8-K filed on October [●], 2024 and which is herein incorporated by reference.

Recommendations of Bionomics’ Board of Directors

After careful consideration, Bionomics’ board of directors has determined that it is advisable and in the best interests of Bionomics and its shareholders to consummate the Scheme as contemplated by the Agreement.

Accordingly, Bionomics’ board of directors unanimously recommends that Bionomics shareholders vote “FOR” the resolution to approve the Scheme.

Interests of Bionomics Executive Officers and Directors in the Scheme

None of Bionomics’ executive officers is expected to receive any severance or other compensation as a result of the re-domiciliation via the Scheme. In particular, there are no payments or benefits that Bionomics’ executive officers may receive that would be required to be disclosed pursuant to Item 402(t) of Regulation S-K.

Board of Directors Following the Re-domiciliation via the Scheme

Bionomics’ board of directors is currently composed of six members. Except for one director, the current directors of Bionomics are also directors of Neuphoria. For further information, please see sections 7.5 and 8.2 of the Scheme Booklet, which is attached as Exhibit [●] to our Form 8-K filed on October [●], 2024 and which is herein incorporated by reference.

Following the implementation of the Scheme, Neuphoria’s board of directors is not expected to change.

U.S. Federal Securities Laws Considerations

The Neuphoria Shares to be issued in the Scheme will be issued pursuant to an exemption from the registration requirements provided by Section 3(a)(10) of the U.S. Securities Act of 1933 based on the approval of the Scheme by the Court. Section 3(a)(10) of the Securities Act exempts securities issued in exchange for one or more bona fide outstanding securities from the general registration requirement of the Securities Act where the fairness of the terms and conditions of the issuance and exchange of such securities have been approved by a court of competent jurisdiction that is expressly authorized by law to grant such approval, after a hearing upon the substantive and procedural fairness of the terms and conditions of such issuance and exchange at which all persons to whom it is proposed to issue the securities have the right to appear and to whom adequate notice of the hearing has been given. If the Court approves the Scheme, its approval will constitute the basis for the Neuphoria Shares to be issued without registration under the Securities Act in reliance on the exemption from the registration requirements of the Securities Act provided by Section 3(a)(10) of the Securities Act.

The Neuphoria Shares to be issued in the Scheme will be freely transferable under U.S. federal securities laws, except by persons who are “affiliates” (as that term is defined in Rule 144 under the Securities Act). With respect to Neuphoria Shares to be issued in the Scheme to affiliates, those holders may resell the shares (i) in accordance with the provisions of Rule 144 promulgated under the Securities Act or (ii) as otherwise permitted under the Securities Act. Persons who may be deemed to be affiliates of an issuer generally include individuals or entities that directly or indirectly control, are controlled by, or are under common control with, that issuer and may include officers and directors of the issuer as well as beneficial owners of 10% or more of any class of capital stock of the issuer.

Material Income Tax Consequences of the Scheme

For a discussion of U.S. federal income tax implications, please see section 11.1 of the Scheme Booklet, which is attached as Exhibit [●] to our Form 8-K filed on October [●], 2024 and which is herein incorporated by reference.

For a discussion of Australian income tax implications, please see section 11.2 of the Scheme Booklet, which is attached as Exhibit [●] to our Form 8-K filed on October [●], 2024 and which is herein incorporated by reference.

Litigation Related to the Scheme

There are no legal proceedings relating to the Scheme.

THE AGREEMENT, SCHEME AND DEED POLL

The Re-domiciliation will be carried out pursuant to the Agreement, the Scheme and the Deed Poll. The following is a summary of the principal terms of the Agreement, the Scheme and the Deed Poll. This summary does not purport to be complete and is qualified in its entirety by reference to the Agreement, the Scheme and the Deed Poll, all which have been filed as Exhibit 2.1 to a Form 8-K that Bionomics filed with the SEC on October 2, 2024. The rights and obligations of the parties are governed by the express terms and conditions of the Agreement, the Scheme and the Deed Poll and not the summary set forth in this proxy statement. The terms of the Scheme and Deed Poll may change prior to the Scheme becoming effective, including as a result of changes to the terms of those documents required by the Court or otherwise as agreed between the parties. All shareholders of Bionomics are urged to read the Agreement, the Scheme and the Deed Poll carefully and in their entirety.

Scheme Consideration

On October 1, 2024, Bionomics and Neuphoria entered into the Agreement, pursuant to which the parties agreed that, subject to the terms and conditions set forth in the Agreement, Neuphoria will acquire all the Bionomics Shares in accordance with the Scheme to be submitted for approval by the Court.

If the Scheme becomes effective, then each outstanding Bionomics Share will be transferred to Neuphoria and each Scheme Participant on the Record Date will be entitled to receive one Neuphoria Share for every 1,440 Bionomics Shares (except that Ineligible Foreign Shareholders and Non-Electing Small Parcel Holders will receive their pro rata share of the net cash proceeds by the Sale Nominee of the Neuphoria Shares such Ineligible Foreign Shareholders and Non-Electing Small Parcel Holders would have been entitled to receive), and the ADS Holders will receive one Neuphoria Share for every 8 Bionomics ADSs.

Ineligible Foreign Shareholders

A Bionomics shareholder will be an “Ineligible Foreign Shareholder” for the purposes of the Scheme if, on the Record Date, such shareholder’s address on Bionomics’ share register is a place outside Australia, Canada, European Union (excluding Austria), Hong Kong, Jersey, Kazakhstan, Mexico, New Zealand, Norway, Singapore, South Africa, South Korea, Switzerland, the United Kingdom or the United States (unless otherwise agreed by Bionomics and Neuphoria, each acting reasonably).

This proxy statement does not constitute an offer of securities of Neuphoria in any jurisdiction in which it would be unlawful. In particular, this proxy statement may not be distributed to any person outside Australia and the United States except to the extent permitted in section 12.11 of the Scheme Booklet, which is attached as Exhibit [●] to our Form 8-K filed on October [●], 2024 and which is herein incorporated by reference.

As part of the Scheme, Ineligible Foreign Shareholders will automatically have the Neuphoria Shares that would otherwise been entitled to receive under the Scheme sold via the Sale Facility and they will receive their pro rata share of the net cash proceeds.

Small Parcel Holders

As part of the Scheme, Shareholders who hold fewer than 200,000 Bionomics Shares (which, as of the date of this proxy statement, have a value of less than US$350) will automatically have their new Neuphoria Shares participate in the Sale Facility unless they opt out. As at the date of this proxy statement, there are approximately 3,500 Bionomics shareholders (excluding ADS Holders) and approximately 3,350 of which are Small Parcel Holders. Only holders of Bionomics Shares, and not ADSs, can be viewed as Small Parcel Holders.

The Bionomics Board considers the Sale Facility to be in the interests of Small Parcel Holders as it may be difficult for Small Parcel Holders, who are mostly Australian, to establish a U.S. brokerage account to sell a small number of Neuphoria Shares on Nasdaq. The Sale Facility allows Small Parcel Holders to receive value for their Neuphoria Shares without opening a U.S. brokerage account and also allows them to opt out of the Sale Facility process should they prefer to receive Neuphoria Shares instead.

Small Parcel Holders may elect to opt out of participating in the Sale Facility and retain their ownership interest in Neuphoria. Small Parcel Holders who opt out are “Electing Small Parcel Holders” and they will be issued the Scheme Consideration (ie, Neuphoria Shares).

Small Parcel Holders who wish to opt out from participation in the Sale Facility can do so by completing and returning the Small Parcel Holder Election Form provided to registered Shareholders in accordance with the instructions on that form, such that it is received by Bionomics’ share registry by 5:00 p.m. Sydney time on the day that is two business days prior to the Record Date.

Small Parcel Holders can only make an election in relation to all (and not only some) of the Bionomics Shares held by them. If a Shareholder holds one or more parcels of Bionomics Shares as trustee or nominee for, or otherwise on account of, another person, that Shareholder may not make separate elections in respect of each of those parcels. In order to make separate elections, the trustee or nominee must first establish distinct holdings on the Bionomics share register in respect of each parcel of Bionomics Shares and must make a separate election (using a separate Small Parcel Holder Election Form) in respect of each such parcel of Bionomics Shares. However, the trustee or nominee may not accept instructions from an underlying beneficiary to make an election unless it is in respect of all parcels of Bionomics Shares held by the trustee or nominee on behalf of that beneficiary, and the underlying beneficiary has confirmed to the trustee or nominee that its aggregated beneficial and legal holding of Bionomic Shares is fewer than 200,000 as of the Record Date.

Conditions Precedent to the Scheme

The Scheme will not become effective, and the obligations of Neuphoria and Bionomics to complete the Scheme are not binding, until each of the following conditions precedent is satisfied (or waived to the extent permissible):

●	the Court orders the convening of the Scheme Meeting;

●	Bionomics shareholder approval is obtained at the Scheme Meeting;

●	the Court makes orders under section 411(4)(b) of the Corporations Act approving the Scheme on the Second Court Date;

●	an office copy of the Court orders approving the Scheme is lodged with ASIC as contemplated by section 411(10) of the Corporations Act on or before January 31, 2025;

●	all approvals or consents required from any government agency to implement the Scheme (other than the approval of the Court of the Scheme under section 411(4)(b) of the Corporations Act) are obtained (or deemed obtained) and not withdrawn by the Second Court Date;

●	prior to the Second Court Date, Nasdaq has confirmed it has no objections to listing on Nasdaq of Neuphoria Shares, subject to official notice of issuance following implementation and any customary conditions; and

●	an independent expert concludes that the Scheme is in the best interest of Bionomics Shareholders (and does not change that conclusion prior to the Second Court Date).

Termination

The Agreement may be terminated as follows:

●	either party may terminate the Agreement at any time prior to 8.00 am on the Second Court Date with immediate effect by written notice to the other party if a condition precedent to the Scheme is not satisfied

●	either party may terminate the Agreement by giving the other party written notice at any time before 8.00 am on the Second Court Date if:

(a)	the other party is in material breach of any term of the Agreement, or there has been a material breach of a representation or warranty given by the other party under the Agreement on or before the Second Court Date; and

(b)	the party wishing to terminate the Agreement has given the other party a written notice setting out details of the breach and stating its intention to terminate the Agreement; and

(c)	the breach has not been remedied 10 business days (or any shorter period ending immediately before 8.00 am on the Second Court Date) from the date the notice is given;

●	the Agreement will terminate automatically without the need for action by any party in the event that shareholder approval for the Scheme is not obtained at the Scheme Meeting; and

●	the Agreement is terminable if agreed to in writing by Neuphoria and Bionomics.

Governing Law

The Agreement is governed by the laws of New South Wales, Australia.

Deed Poll

The Scheme, once effective, is binding upon Bionomics and all Bionomics shareholders (whether or not they voted in favor of the resolution to approve the Scheme at the Bionomics shareholders meeting). The Scheme operates as an agreement between Bionomics and all Bionomics shareholders and includes obligations of Bionomics and Neuphoria that are necessary in order for the Scheme to be implemented, including obligations that relate to provision of the Scheme Consideration.

However, Neuphoria is not a party to the Scheme, and therefore, does not under the Scheme owe a contractual obligation in favor of Bionomics shareholders to perform all of their respective obligations under the Scheme, including provision of the Scheme Consideration. Accordingly, the Deed Poll is entered into by Neuphoria in order to covenant in favor of Scheme Participants to perform its obligations under the Scheme, including provision of the Scheme Consideration. The Deed Poll, therefore, gives Scheme Participants a direct contractual right against Neuphoria to enforce performance of its obligations under the Scheme.

SHAREHOLDER AND COURT APPROVALS REQUIRED FOR THE SCHEME

Shareholder Approval

Subject to the Court granting orders to convene a meeting of Bionomics shareholders to consider and vote on a resolution to approve the Scheme and approving the distribution of Bionomics’ Scheme Booklet (the date of the hearing of the Court to grant such orders is referred to as the “First Court Date”), Bionomics intends to hold the Scheme Meeting of its shareholders pursuant to those orders. Under Section 411(4)(a)(ii) of the Australian Corporations Act, the resolution to approve the Scheme must be passed both (i) by a majority in number of Bionomics shareholders that are present and voting in person or by proxy, by attorney or, in the case of a corporation, by its duly appointed corporate representative, at the Scheme Meeting and (ii) by 75% of the votes cast on the Scheme resolution in person or by proxy, at the Scheme Meeting.

Court Approval

Under the Australian Corporations Act, the Scheme must be approved by Bionomics shareholders and by an Australian court to become effective.

The Australian Corporations Act expressly prevents a court from granting approval unless:

●	the Australian Securities and Investments Commission (“ASIC”) provides the Court with a statement that it has no objection to the Scheme; or

●	the Court is satisfied that the Scheme has not been proposed for the purpose of enabling any person to avoid the operation of any of the provisions of Chapter 6 of the Australian Corporations Act (which relates to takeovers).

Bionomics intends to apply to the Court on the First Court Date for orders (i) that the Scheme Meeting be convened to consider and vote upon a resolution to approve the Scheme and (ii) approving the distribution of the Scheme Booklet to Bionomics shareholders. Bionomics must give ASIC at least fourteen days’ notice before the First Court Date and must allow ASIC a reasonable opportunity to review the Scheme Booklet and to make submissions to the Court with respect to it. Provided that ASIC is satisfied with the terms of the transaction documents (including the Agreement, Scheme and Deed Poll) and the Scheme Booklet, it is expected that ASIC will provide to the Court on the First Court Date a letter stating that, while ASIC reserves its rights until it has had an opportunity to observe the entire Scheme process, it does not at that point in time intend to oppose the Scheme at the Second Court Date. The Court will consider the terms of the transaction documents (including the Agreement, Scheme and Deed Poll) at the First Court Date and may require changes to any of those documents as a condition to the Court granting the orders sought. Bionomics must not consent to any modification of, or amendment to, or the making or imposition by the Court of any condition in respect of the Scheme without the prior written consent of Neuphoria.

If the resolution to approve the Scheme is passed at the Scheme Meeting and all other conditions to the Scheme are satisfied or waived, Bionomics will seek to obtain the approval of the Court (the date of the hearing of the Court to grant such order is referred to as the “Second Court Date”). Bionomics intends to apply to ASIC for ASIC to provide to the Court a written statement that it has no objection to the Scheme.

Bionomics expects that ASIC will provide to the Court on the Second Court Date a letter stating that ASIC has no objection to the Scheme). The Court will approve the Scheme only if it is satisfied, among other things, that the Scheme and its terms and conditions are procedurally and substantively fair and reasonable to all persons who are entitled to receive the Scheme Consideration pursuant to the Scheme.

If the Court approves the Scheme on the Second Court Date, a copy of the Court’s order will be filed with ASIC and the Scheme will become effective and binding on all Bionomics shareholders (including those who voted against the resolution to approve the Scheme) on filing of that Court order with ASIC. On the Effective Date, the obligations of Neuphoria under the Deed Poll will take effect and be binding.

The Record Date (which is expected to be the fifth business day following the Effective Date) will be set to determine the Bionomics shareholders who will transfer their Bionomics shares and be entitled to receive the Scheme Consideration. It is expected that the Scheme Consideration will be provided to Bionomics shareholders on the fifth business day following the Record Date and the Scheme will be implemented on that date.

Neuphoria has agreed to obtain listing approval from Nasdaq for the Neuphoria Shares. Approval of Nasdaq for the listing of the Neuphoria Shares is a condition precedent to the completion of the Scheme, and if approval is not obtained, the Scheme may not be completed.

INFORMATION ABOUT THE COMPANIES

Bionomics

Bionomics is an Australian corporation registered in South Australia and its ordinary shares, in the form of ADSs, have been trading in the United States since listing on the Nasdaq Global Market in December 2021. Each ADS represents 180 ordinary shares of Bionomics. Bionomics has approximately 3,500 shareholders.

Bionomics is a clinical-stage biopharmaceutical company developing novel, allosteric ion channel modulators designed to transform the lives of patients suffering from serious central nervous system (“CNS”) disorders with high unmet medical need. Ion channels serve as important mediators of physiological function in the CNS and the modulation of ion channels influences neurotransmission that leads to downstream signaling in the brain. The α7 nicotinic acetylcholine (“ACh”) receptor (“α7 receptor”) is an ion channel that plays an important role in driving emotional responses and cognitive performance. Utilizing our expertise in ion channel biology and translational medicine, we are developing orally active small molecule negative allosteric modulators to treat anxiety and stressor-related disorders. In addition, through a long-standing strategic partnership with Merck & Co., Inc., we are also developing positive allosteric modulators of the α7 receptor to treat cognitive dysfunction. Bionomics’ pipeline also includes preclinical assets that target Kv3.1/3.2 and Nav1.7/1.8 ion channels being developed for CNS conditions of high unmet need.

For further information on our business, please see Item 1 in our annual report on Form 10-K for fiscal 2024, which annual report was filed with the SEC on September 30, 2024 and is incorporated herein by reference.

Bionomics’ registered executive office is located at 200 Greenhill Road, Eastwood, SA, Australia. Its telephone number is +61 8 8150 7400.

Neuphoria

Neuphoria was recently incorporated in the State of Delaware for purposes of the re-domiciliation. Neuphoria would become the successor issuer to Bionomics and the Neuphoria shares would be listed on Nasdaq, replacing the ADSs of Bionomics.

The principal executive offices of Neuphoria are located at 100 Summit Dr, Burlington, MA 01803.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our shares of ordinary shares as of October 7, 2024, based on information known to Bionomics, with respect to the beneficial ownership of shares of our ordinary shares by:

●	each person known by us to be the beneficial owner of more than 5% of Bionomics’ ordinary shares;

●	each of our named executive officers and directors; and

●	each of our officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

In the table below, percentage ownership is based on 3,117,662,864 ordinary shares outstanding as of October 7, 2024. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, ordinary shares subject to options, warrants or other rights held by such person that are currently exercisable or will become exercisable within 60 days of October 7, 2024, are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed below is c/o Bionomics Limited, 200 Greenhill Road, Eastwood SA, 5063, Australia. We believe, based on information provided to us, that each of the shareholders listed below has sole voting and investment power with respect to the shares beneficially owned by the shareholder unless noted otherwise, subject to community property laws where applicable.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	%
Greater than 5% Holders
Apeiron Investment Group, Ltd(1)	276,490,501	8.87%
Armistice Capital, LLC(2)	311,454,520	9.99%
Directors and Named Executive Officers
Liz Doolin(3)	3,127,629	*
Spyridon “Spyros” Papapetropoulos, M.D.(4)	19,533,448	*
Tim Cunningham	-	-
Miles Davies	269,984	*
Alan Fisher(5)	400,000	*
Jane Ryan, Ph.D.(6)	300,000	*
Aaron Weaver	-	-
David Wilson(7)	551,939	*
All executive officers and directors as a group	24,183,000	*

*	less than 1%

(1)

Includes (i) 156,791,221 ordinary shares and 146,279 ADSs (representing 26,330,220 ordinary shares) held by Apeiron Investment Group, Ltd and (ii) 518,717 ADSs (representing 93,369,060 shares) held by Apeiron Presight Capital Fund II, L.P. These numbers are based upon information provided in an amendment to Schedule 13D filed with the SEC on October 7, 2024 by Apeiron Investment Group Ltd. The address of Apeiron Investment Group Ltd is Beatrice, at 66 & 67 Amery Street, SLM1707, Sliema, Malta.

Christian Angermayer is the majority shareholder of Apeiron Investment Group Ltd and may be deemed to share beneficial ownership of the securities beneficially owned by Apeiron Investment Group Ltd. Apeiron Investment Group Ltd and Fabian Hansen are the managing members of Presight Capital Management I, L.L.C., which is the general partner of Apeiron Presight Capital Fund II, L.P. As a result, each of Apeiron Investment Group Ltd, Mr. Hansen and Presight Capital Management I, L.L.C. may be deemed to share beneficial ownership of the securities held by Apeiron Presight Capital Fund II, L.P.

(2)	Includes 233,367,480 ordinary shares (as represented by ADSs) issued to Armistice Capital, LLC on June 4, 2024 and excludes 397,260,000 ordinary shares (as represented by ADSs) that remain issuable upon exercise of the Warrants because they may not be exercised to the extent the number of the Company’s ordinary shares beneficially owned by Armistice Capital, LLC would exceed 9.99%. The securities are directly held by Armistice Capital Master Fund Ltd., a Cayman Islands exempted company (the “Master Fund”), and may be deemed to be beneficially owned by: (i) Armistice Capital, LLC (“Armistice Capital”), as the investment manager of the Master Fund; and (ii) Steven Boyd, as the Managing Member of Armistice Capital. The address of Armistice Capital Master Fund Ltd. is c/o Armistice Capital, LLC, 510 Madison Avenue, 7th Floor, New York, NY 10022.
(3)	Includes (i) 127,629 shares and (ii) 3,000,000 shares that Ms. Doolin has the right to acquire pursuant to options that are exercisable as of October 7, 2024, or will become exercisable within 60 days of such date.
(4)	Includes (i) 5,999,940 shares and (ii) 13,533,508 shares that Mr. Papapetropoulos has the right to acquire pursuant to options that are exercisable as of October 7, 2024 or will become exercisable within 60 days of such date.
(5)	Includes (i) 100,000 shares and (ii) 300,000 shares that Mr. Fisher has the right to acquire pursuant to options that are exercisable as of October 7, 2024 or will become exercisable within 60 days of such date.
(6)	Includes 300,000 shares that Dr. Ryan has the right to acquire pursuant to options that are exercisable as of October 7, 2024, or will become exercisable within 60 days of such date.
(7)	Includes (i) 251,939 shares and (ii) 300,000 shares that Mr. Wilson has the right to acquire pursuant to options that are exercisable as of October 7, 2024, or will become exercisable within 60 days of such date.

WHERE YOU CAN FIND MORE INFORMATION

Where you can find more information about Bionomics

Bionomics files annual, quarterly and current reports and other information with the SEC. Bionomics’ SEC filings are available to the public free of charge at the SEC’s website at www.sec.gov or Bionomics’ website at www.bionomics.com.au. Unless otherwise provided below, the information provided in Bionomics’ SEC filings (or available on Bionomics’ website or the SEC’s website) is not part of this proxy statement and is not incorporated by reference.

Incorporation by reference

The SEC allows Bionomics to incorporate by reference into this proxy statement documents it files with the SEC. This means that, if you are a Bionomics shareholder, Bionomics can disclose important information to you by referring you to those documents.

The information filed by Bionomics and incorporated by reference is considered to be a part of this proxy statement, and later information that Bionomics files with the SEC will update and supersede that information. Statements contained in this proxy statement, or in any document incorporated in this proxy statement by reference, regarding the contents of any contract or other document are not necessarily complete and each such statement is qualified in its entirety by reference to such contract or other document filed as an exhibit with the SEC.

Bionomics incorporates by reference the documents listed below and any documents filed by Bionomics with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act (other than documents or information “furnished” to and not “filed” with the SEC) after the date of this proxy statement and before the date of the Scheme Meeting:

●	Bionomics’ Annual Report on Form 10-K for the fiscal year ended June 30, 2024, filed with the SEC on September 30, 2024;

●	Bionomics’ Current Report on Form 8-K filed with the SEC on October 2, 2024 and to which the Scheme Implementation Agreement is attached as Exhibit 2.1; and

●	Bionomics’ Current Report on Form 8-K filed with the SEC on October [●], 2024 and which contains the Scheme Booklet, including the Scheme of Arrangement and Deed Poll attached as annexures, but excluding the Independent Expert’s Report including therein.

Bionomics undertakes to provide without charge to each person to whom a copy of this proxy statement has been delivered, upon request, by first-class mail or other equally prompt means, a copy of any or all the documents incorporated by reference into this proxy statement, other than the exhibits to these documents, unless the exhibits are specifically incorporated by reference into the information that this proxy statement incorporates.

Requests for copies of Bionomics’ filings should be directed to the Company Secretary at Bionomics by email at CoSec@bionomics.com.au.

Document requests from Bionomics should be made no later than five business days before the Scheme Meeting in order to receive them before the Scheme Meeting.

Shareholders should not rely on information other than that contained or incorporated by reference in this proxy statement. Bionomics has not authorized anyone to provide information that is different from that contained in this proxy statement. This proxy statement is dated October [●], 2024. No assumption should be made that the information contained in this proxy statement is accurate as of any date other than that date, and the mailing of this proxy statement will not create any implication to the contrary.

Proxy materials for the Scheme Meeting are available on Bionomics website at bionomics.com.au.

PROPOSAL TO APPROVE THE SCHEME OF ARRANGEMENT

Bionomics’ board of directors has adopted a resolution that the Scheme is approved (with or without any modifications, alterations or conditions agreed in writing between Bionomics and Neuphoria) subject to approval of shareholders and the Court with any modifications, alterations or conditions as thought just by the Court to which Bionomics and Neuphoria agree in writing.

Required Vote and Board of Directors’ Recommendation

Assuming a quorum is present, approval of the Scheme will require the affirmative vote of (i) a majority in number (more than 50%) of Bionomics Shareholders who are present and voting at the Scheme Meeting, by person or by proxy, and (ii) at least 75% of the votes cast at the Scheme Meeting.

For approval of the Scheme, you may vote “FOR,” “AGAINST” or “ABSTAIN.”

If you vote ABSTAIN, your shares will be counted as present at the meeting for the purposes of determining a quorum. Any abstentions or attending non-votes will count as neither a vote for nor against the Scheme.

If you hold your shares in street name and do not provide voting instructions to your broker or nominee, your shares will be considered to be “broker non-votes” and will not be voted on any proposal on which your broker or nominee does not have discretionary authority to vote. Shares that constitute broker non-votes will be present at the meeting for determining whether a quorum exists but are not considered entitled to vote on the proposal in question.

If you hold ADSs, then you must instruct the Depositary how to vote the number of deposited Bionomics Shares their ADSs represent.

Bionomics’ board of directors unanimously recommends that you vote “FOR” the approval of the Scheme.

Bionomics Limited
ABN 53 075 582 740

Need assistance?

Phone:
1300 850 505 (within Australia)
+61 3 9415 4000 (outside Australia)

Online:
www.investorcentre.com/contact

BNOU

MR SAM SAMPLE
FLAT 123
123 SAMPLE STREET
THE SAMPLE HILL
SAMPLE ESTATE
SAMPLEVILLE VIC 3030

YOUR VOTE IS IMPORTANT

For your proxy appointment to be effective it must be received by **hh:mm am/pm (AEDT) Day XX Month Year.**

Proxy Form

How to Vote on Items of Business

All your securities will be voted in accordance with your directions.

APPOINTMENT OF PROXY

Voting 100% of your holding: Direct your proxy how to vote by marking one of the boxes opposite each item of business. If you do not mark a box your proxy may vote or abstain as they choose (to the extent permitted by law). If you mark more than one box on an item your vote will be invalid on that item.

Voting a portion of your holding: Indicate a portion of your voting rights by inserting the percentage or number of securities you wish to vote in the For, Against or Abstain box or boxes. The sum of the votes cast must not exceed your voting entitlement or 100%.

Appointing a second proxy: You are entitled to appoint up to two proxies to attend the meeting and vote on a poll. If you appoint two proxies you must specify the percentage of votes or number of securities for each proxy, otherwise each proxy may exercise half of the votes. When appointing a second proxy write both names and the percentage of votes or number of securities for each in Step 1 overleaf.

A proxy need not be a securityholder of the Company.

SIGNING INSTRUCTIONS FOR POSTAL FORMS

Individual: Where the holding is in one name, the securityholder must sign.

Joint Holding: Where the holding is in more than one name, all of the securityholders should sign.

Power of Attorney: If you have not already lodged the Power of Attorney with the registry, please attach a certified photocopy of the Power of Attorney to this form when you return it.

Companies: Where the company has a Sole Director who is also the Sole Company Secretary, this form must be signed by that person. If the company (pursuant to section 204A of the Corporations Act 2001) does not have a Company Secretary, a Sole Director can also sign alone. Otherwise this form must be signed by a Director jointly with either another Director or a Company Secretary. Please sign in the appropriate place to indicate the office held. Delete titles as applicable.

PARTICIPATING IN THE MEETING

Corporate Representative
If a representative of a corporate securityholder or proxy is to participate in the meeting you will need to provide the appropriate "Appointment of Corporate Representative". A form may be obtained from Computershare or online at www.investorcentre.com/au and select "Printable Forms".

Lodge your Proxy Form:

XX

Online:

Lodge your vote online at www.investorvote.com.au using your secure access information or use your mobile device to scan the personalised QR code.

Your secure access information is

Control Number: 999999

SRN/HIN: I9999999999

PIN: 99999

For Intermediary Online subscribers (custodians) go to www.intermediaryonline.com

By Mail:

By Fax:

1800 783 447 within Australia or
+61 3 9473 2555 outside Australia

PLEASE NOTE: For security reasons it is important that you keep your SRN/HIN confidential.

You may elect to receive meeting-related documents, or request a particular one, in electronic or physical form and may elect not to receive annual reports. To do so, contact Computershare.

Samples/000001/000001/i12

MR SAM SAMPLE
FLAT 123
123 SAMPLE STREET
THE SAMPLE HILL
SAMPLE ESTATE
SAMPLEVILLE VIC 3030

☐ **Change of address.** If incorrect, mark this box and make the correction in the space to the left. Securityholders sponsored by a broker (reference number commences with '**X**') should advise your broker of any changes.

I 9999999999 I ND

Proxy Form

Please mark ☒ to indicate your directions

Step 1 Appoint a Proxy to Vote on Your Behalf

XX

I/We being a member/s of Bionomics Limited hereby appoint

☐ **the Chairman of the Meeting** **OR** ______________________

PLEASE NOTE: Leave this box blank if you have selected the Chairman of the Meeting. Do not insert your own name(s).

or failing the individual or body corporate named, or if no individual or body corporate is named, the Chairman of the Meeting, as my/our proxy to act generally at the meeting on my/our behalf and to vote in accordance with the following directions (or if no directions have been given, and to the extent permitted by law, as the proxy sees fit) at the Scheme Meeting of Bionomics Limited to be held virtually at hh:mm am/pm and at any adjournment or postponement of that meeting.

Step 2 Item of Business

PLEASE NOTE: If you mark the **Abstain** box for an item, you are directing your proxy not to vote on your behalf on a show of hands or a poll and your votes will not be counted in computing the required majority.

		For	Against	Abstain
Resolution	Approval of the Scheme of Arrangement	☐	☐	☐

The Chairman of the Meeting intends to vote undirected proxies in favour of the Scheme Resolution.

Step 3 Signature of Securityholder(s)

This section must be completed.

Individual or Securityholder 1	Securityholder 2	Securityholder 3	
			/ /
Sole Director & Sole Company Secretary	Director	Director/Company Secretary	Date

Update your communication details *(Optional)*

By providing your email address, you consent to receive future Notice of Meeting & Proxy communications electronically

Mobile Number	Email Address

B N O U 9 9 9 9 9 9 A

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